                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report related to Lattice Acquisition dated October 28, 2004 in the
Registration Statement (Form S-11 No. 333-00000) and related Prospectus of
Global Signal Inc. for the registration of 3,190,000 shares of its common stock.

                                                  /s/ Ernst & Young LLP

Cincinnati, Ohio
December 17, 2004